UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2007

HAWAIIAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819
(Address of Principal Executive Offices) (Zip Code)

(808) 835-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On May 24, 2007, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

In conjunction with staffing adjustments announced on May 24 the Registrant expects to incur severance related charges of approximately $1.5 million to $2.0 million during the quarter ending June 30, 2007, with annual estimated savings thereafter of $3 million to $4 million.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release Dated May 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2007

HAWAIIAN HOLDINGS, INC.

By:	/s/ Peter R. Ingram
Name:	Peter R. Ingram
Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Press Release Dated May 24, 2007.